UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 3, 2025
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LUNA INNOVATIONS INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 1st Street SW,	Suite 200	24011
Roanoke,	VA
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (540) 769-8400
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 23, 2024, Luna Innovations Incorporated (the “Company”) notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Company no longer expects to file its previously disclosed delinquent periodic reports with the Securities and Exchange Commission (the “SEC”) and thereby evidence compliance with Nasdaq Listing Rule 5250(c)(1) by March 27, 2025, which is the maximum extension available to the Company under the Nasdaq Listing Rules. As a result, on January 3, 2025, the Company received formal notice (the “Notice”) from Nasdaq that trading in the Company’s common stock will be suspended on Nasdaq effective with the open of business on Tuesday, January 7, 2025, and, once all Nasdaq review periods have run, Nasdaq will file a Form 25 Notification of Delisting with the SEC to effect the formal delisting of the Company’s common stock from Nasdaq.

Management anticipates that the Company’s shares will be eligible to trade on the OTC Markets’ Pink Limited Information tier for one business day effective with the open of business on Tuesday, January 7, 2025, and on the Expert Market tier effective with the open of business on Wednesday, January 8, 2025, and thereafter. The Expert Market only provides for unsolicited customer orders, and quotations in Expert Market securities are restricted from public viewing and are only available to certain eligible investors.

On January 3, 2025, the Company also received a delinquency notification letter from Nasdaq stating that because the Company has not held an annual meeting of shareholders within twelve months of the Company’s fiscal year ended December 31, 2023, it is not in compliance with Nasdaq Listing Rule 5620(a), which requires listed companies hold an annual meeting of shareholders no later than one year after the end of the company’s fiscal year-end. As previously announced, the Company received earlier notices of non-compliance with respect to with Nasdaq Listing Rule 5250(c)(1) on November 14, 2024, August 20, 2024, May 17, 2024 and April 2, 2024 because it had not yet filed its Q3 2024 Form 10-Q, Q2 2024 Form 10-Q, Q1 2024 Form 10-Q and 2023 Form 10-K, respectively.

As disclosed above, the Company’s common stock will be suspended on Nasdaq and ultimately delisted, so the Company does not intend to present its views with respect to this additional deficiency to the Nasdaq Hearings Panel or take any additional action.

Item 7.01 Regulation FD Disclosure.

On January 6, 2025, the Company issued a press release announcing the Company’s receipt of the Notice. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. These statements include expectations regarding the listing of the Company’s common stock on Nasdaq and the OTC Markets. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from the future results expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, risks associated with being moved to the OTC Markets’ “Expert Market” tier and risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as in subsequent filings with the Securities and Exchange Commission (“SEC”). Such filings are available on the SEC’s website at www.sec.gov and on Luna’s website at www.lunainc.com. The statements made in this Current Report on Form 8-K are based on information available to Luna as of the date of this release and Luna undertakes no obligation to update any of the forward-looking statements after the date of this release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated January 6, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated
By: /s/ Ryan Stewart
Name: Ryan Stewart
Title: SVP, General Counsel and Corporate Secretary
Date: January 6, 2025